HyperDynamics Corporation
                         2656 South Loop West, Suite 103
                              Houston, Texas 77054

      Notice of Annual Meeting of Stockholders to be held on June 25, 1998

The Annual Meeting of Stockholders (the "Annual Meeting") of HyperDynamics Corporation (the "Company") will be held at 2656 South Loop West, Suite 103, Houston, TX. 77054, on June 25, 1998 at 10:00 AM (CST) for the following purposes:

         (1) To elect three directors.

         (2) To authorize a new "Preferred Stock" class of stock.

         (3) To ratify the selection of Hein + Associates LLP as the Company's independent auditors for the fiscal year ending June 30, 1998.

         (4) To act upon such other business as may properly come before the Annual Meeting.

Only holders of common stock of record at the close of business on May 1, 1998, will be entitled to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    Kent P. Watts
                                    Chairman of the Board and
                                    President

June 3, 1998
Houston, Texas

                            HyperDynamics Corporation
                         2656 South Loop West, Suite 103
                              Houston, Texas 77054

                                 Proxy Statement

                    Annual Meeting of Stockholders to be held
                                on June 25, 1998

This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of HyperDynamics Corporation, a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 2656 South Loop West, Suite 103, Houston, TX. 77054 , on June 25, 1998 at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about June 7, 1998. The cost of solicitation of proxies is being borne by the Company.

         The close of business on May 1, 1998, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 11,494,322 shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2 and 3 set forth in the accompanying Notice.

         All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE RATIFICATION OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.





         The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.
 ...............................................................................

               (1) TO ELECT THREE DIRECTORS FOR THE ENSUING YEAR
 ...............................................................................
                             Nominees for Directors

         The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected
Director will hold office until his successor shall have been elected and qualified.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

         The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

         Kent P. Watts, age 39, became a Director of the Company in January of 1997 and served as the Chairman of the Board, Director, Chief Executive Officer, President, and Chief Financial Officer of the Company since June 1, 1997. After graduating from the University of Houston with a BBA in accounting, Mr. Watts worked as an independent auditor and small business advisor for Peat Marwick, Mitchell, and Co. Mr. Watts practiced as an independent Certified Public Accountant sole practitioner from 1985 until he initiated MicroData Systems, Inc. as a small private company in 1988. Since then, he gained technical experience with various aspects of information systems such as wide area network communications, local area networking, multiple operating systems and software such as Novell, SunOS and Solaris Unix, and Microsoft NT. He is certified professional for Microsoft=s SQLserver relational database. While developing MicroData Systems he sold high-end technical products to customers such as Lockheed Martin, Loral Space Operations, Halliburton Energy Services, Chevron Oil, City of Houston, and Harris County Hospital District to mention only a few. Mr. Watts provides the broad perspective and insight to the Company=s AInformation System Services@ business plan. As the Company grows towards small cap NASDAQ qualification, Mr. Watts plans to concentrate increasingly on technology based acquisitions that strengthen the technical capabilities of the Company as well as the recurring revenue base.

         Robert J. Hill, age 43, served as the Chief Operating Officer of HyperDynamics from June 1996 and as Chief Operating Officer and a Director of the Registrant from August 26, 1996 until June 1, 1997 when he continued service to the Company as a Director and Vice President. Before joining HyperDynamics, Mr. Hill served for two years as vice president of Hudson-Trinity Incorporated, a privately-held internet service provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA=s new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam.

         Ted W. Tarver, age 44, was President of Wireless Cable Connection, Inc.
(WCC) until October of 1997 when he became President of Wired & Wireless Corporation (Wholly owned subsidiary of HyperDynamics Corporation). Beginning in the wireless industry in 1979 and while operating WCC, Mr. Tarver played major roles in the development of over 50 wireless TV systems. Mr. Tarver has served as a Director of the Company since February of 1998. He plans to use his wireless technology experience to help the Wired & Wireless subsidiary establish itself in the international wireless industry with a unique capability to provide complete end to end wireless systems supporting voice, video, and data applications over wireless infrastructures.



INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Company has no compensation committee. Decisions concerning executive officer compensation for 1997 were made by the full Board of Directors. Kent P. Watts and Robert J. Hill are the only Directors of the Company who are also officers of the Company.

         The Company has no audit committee. Decisions concerning audit matters for 1997 were made by the full Board of Directors.

         For the year ended June 30, 1997 the Company=s directors used unanimous written consents to authorize business transactions and establish business policies for the Company.

         All of the Directors of the Company filed on a timely basis reports as required by the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                               EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning the cash remuneration paid by the Company for services rendered during the last fiscal year to Kent P. Watts, it's President and Chief Executive Officer. No executive officer or director of the Company received compensation in excess of $100,000 during the last fiscal year.

                                        ANNUAL                              LONG TERM
                                      COMPENSATION                       COMPENSATION AWARDS
NAME and                                                                                 SECURITIES      ALL OTHER
POSITION                                            OTHER             STOCK              UNDERLYING       COMPEN-
HELD              YEAR     SALARY        BONUS    COMPENSATION        AWARDS             OPTIONS/SARs     SATION

Gregory J.        1997    $11,100         $0           $0                $0               $0               $0
Micek,Past        1996    $12,600(1)      $0           $0                $0               $0               $0
CEO,              1995    $0              $0           $0                $0               $0               $0
President

Kent P.           1997    $60,000(2)      $0           $0                $0 (3)           $0               $0
Watts             1996    $0              $0           $0                $0               $0               $0
CEO,              1995    $0              $0           $0                $0               $0               $0
President

Robert J.         1997    $72,000         $0           $0                $0               $0               $0
Hill              1996    $0              $0           $0                $0               $0               $0
COO,              1995    $0              $0           $0                $0               $0               $0
Vice
President

Cherie            1997    $75,000         $0           $0                $0                $0              $0
Dunn              1996    $0              $0           $0                $0                $0              $0
Vice              1995    $0              $0           $0                $0                $0              $0
President
Marketing

Lewis             1997    $0             $0            $0                $0                $0               $0
Ball,             1996    $0             $0            $0                $0                $0               $0
Secretary         1995    $0             $0            $0                $0                $0               $0





(1) Mr. Micek received 420,000 restricted shares of Common Stock of HyperDynamics Corporation as payment for his salary through June, 1996. The estimated fair market value of the Common Stock was $.03 per share.
(2) This salary was earned primarily as the operating officer of the wholly owned subsidiary, MicroData Systems, Inc. and not as an officer for the Company in the fiscal year ended June 30, 1997. Mr. Watts currently has been approved by the board to receive an annual salary of $84,000 with a built-in increase to $100,000 per year as soon as the company shows profits for a period.
(3) Kent Watts received 1,180,000 shares of the Company=s common stock for 100% of the shares of MicroData Systems, Inc. He has received no shares to date for compensation.

         The Company does not currently pay any Director's fees, but it will pay the expenses of its directors in attending board meetings. The Company may pay directors fees in the future.

              STOCK OWNERSHIP OF MAJOR STOCKHOLDERS AND MANAGEMENT

         The following table sets forth information, as of May 1, 1998, with respect to the number of shares of Common Stock beneficially owned (1) by each director, (2) by all officers and directors as a group, and (3) by each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock. Except as noted below, each stockholder has sole voting power and sole investment power with respect to the shares shown. Unless otherwise indicated below, the address of each beneficial owner is 2656 South Loop West, Suite 103, Houston, Texas 77054.



                                   Number of Shares
Name                               Beneficially Owned    Percent of Class

Emerald Bay                        5,833,333                50.75%
Investments, Ltd.
Gregory J. Micek                     600,000                 5.22%
Kent Watts                         1,180,000 (*)            10.27%
Robert J. Hill                       390,000 (*)             3.40%
Lewis E. Ball                        100,000 (*)             0.87%

All officers and directors as a
group(5)                           1,670,000                14.53%


 ....................................
(*) These are Officers and/or Directors with common stock holdings.




















 ................................................................................
              (2) AUTHORIZATION OF A NEW CLASS OF "PREFERRED STOCK"
 ................................................................................

Description and Effect of the Amendment

         This authorization by the Shareholders is to allow the Company management to issue new class of stock which will be known as "Preferred Stock" and authorize the Board of Directors to set and establish a preferred return and/or guaranteed rate of return for this new class of stock.

Principal Reasons for the Amendment

         The Board of Directors believes it may be advantageous to the Company to be able to structure creative capital fund raising using "Preferred Stock" in the future.

         The Board of Directors unanimously recommends a vote FOR authorizing this new APreferred Stock@ class.

 ...............................................................................
              (3) TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP
              AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL
                            YEAR ENDING JUNE 30, 1998
 ...............................................................................

         The Board of Directors has selected Hein + Associates LLP as the Company's independent auditors for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.

         The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing a new certified public accounting firm, Hein + Associates LLP as the auditor of the Company for the fiscal year ending June 30, 1998. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

         In the event the appointment of Hein + Associates LLP as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 1998.

         A representative of Hein + Associates LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

         The  Board  of  Directors   unanimously   recommends  a  vote  FOR  the
ratification of Hein + Associates LLP as independent auditor for fiscal year ending June 30, 1998.

Changes in Company=s Certifying Accountant.

         Jack Evans Certified Pulic Accountant was retained for the June 30, 1997 audit. HEIN + ASSOCIATES LLP is being retained for the June 30, 1998 audit. There were no disagreements between the Company and Jack Evans, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

         The decision to change principal accountants was not submitted for approval to the Board of Directors; the change was made by the Company=s President, Kent P. Watts, because he felt it would be beneficial to the Company at this time to engage a nationally known firm as the Company=s independent financial auditor.

         Jones, Jenson & Company (AJones Jenson@), Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Company for the years ended December 31, 1995 and 1994. Jones Jenson was dismissed as of August 26, 1996.

         Jack Evans, Certified Public Accountant, of Houston, Texas was engaged as the Company=s accountant on August 26, 1996.

         There were no disagreements between the Company and Jones Jenson, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

         The report of Jones Jenson for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion, excepting a Agoing concern@ qualification, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The decision to change principal accountants was not submitted for approval to the Board of Directors; the change was made by the Company=s President, Greg J. Micek, because Mr. Evans= offices were located near the new principal executive offices of the Company.

         Also, during the Company=s two most recent fiscal years, and since then, Jones Jenson has not advised the Company that any of the following exist or are applicable:

                  (1) That the internal controls necessary for the Company to develop reliable financial statements do not exist, that information has come to their attention that has lead them to no longer be able to rely on management=s representations, or that has made them unwilling to be associated with the financial statements prepared by management;

                  (2) That the Company needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation, or cause him to be unwilling to rely on management's representations or be associated with the Company's financial statements for the foregoing reasons or any other reason; or

                  (3) That they have advised the Company that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

         Further, during the Company's two most recent fiscal years and since then, the Company has not consulted Jones Jenson regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements or any other financial presentation whatsoever.

         The Company has provided Jones Jenson with a copy of the disclosure provided under this caption, and has advised them to provide the Company with a letter addressed to the Securities and Exchange Commission as to whether they agree or disagree with the disclosures made herein.

 ...............................................................................

                                (4) OTHER MATTERS
 ...............................................................................

         The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        Future Proposals of Stockholders

         The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the fiscal year end June 30, 1998 Annual Meeting of Stockholders is November 15, 1998 .

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Kent P. Watts
                                    Chairman of the Board and
                                    President

Houston, Texas

                                      PROXY

                            HyperDynamics Corporation


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 25, 1998

         The undersigned hereby appoints Kent P. Watts as the true and lawful attorney, agent and proxy of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of HyperDynamics Corporation held of record by the undersigned on May 1, 1998, at the Annual Meeting of Stockholders to be held on June 25, 1998, at 10:00 AM (CST) at 2656 South Loop West, Suite 103, Houston, Texas 77054, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE PROPOSAL IN NUMBER 2, AND FOR THE RATIFICATION IN NUMBER 3.


l. ELECTION OF DIRECTORS OF THE COMPANY. instruction: To withhold authority to vote for any individual nominee, strike a line through, or otherwise strike, that nominee's name in the list below.)

[  ]FOR all nominees listed  below except as marked to the contrary

Kent P. Watts

Robert J. Hill


[  ]WITHHOLD authority to vote for all nominees below

Ted W. Tarver



2. PROPOSAL TO authorize management to issue a new APreferred Stock@ class of stock.

[  ]FOR              [  ]AGAINST          [  ]ABSTAIN






Please complete the reverse side, sign, and return.



3. PROPOSAL TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

[  ]FOR                  [  ]AGAINST                [  ]ABSTAIN

4. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

[  ]FOR                  [  ]AGAINST                [  ]ABSTAIN

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



---------------------
Number of Shares Owned                       Signature


                                             ----------------------------------
                                             (Typed or Printed Name)


                                             -----------------------------------
                                             Signature if held jointly


                                             -----------------------------------
                                             (Typed or Printed Name)



                                             DATED: ____________________________


    THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.


    Please return this Proxy to:       Kent Watts
                                       HyperDynamics Corporation
                                       2656 South Loop West, Suite 103
                                       Houston, Texas 77054